HIT AT A GLANCE

●	A $6.9 billion investment grade fixed-income fund.

●	Internally managed mutual fund registered under the Investment Company Act of 1940.

●	Expertise in the highest credit quality multifamily mortgage backed securities (MBS).

●	Proven 40-year history of competitive returns for pension funds and labor organizations, such as health and welfare funds, while also generating vital union construction jobs, and supporting housing (including affordable and workforce housing), and healthcare facilities.

●	100% union labor requirement for all on-site construction.

●	Successful history as an impact investor (see back page).

RELATIVE RETURNS

As of December 31, 2024, periods over one year are annualized

BENEFITS OF THE HIT

●	Core fixed-income option with a strong performance record.

●	Higher income, superior credit profile, and similar levels of interest rate risk compared to the Benchmark.

●	Directly sources multifamily construction-related investments that have higher yields than other investments of similar duration and credit quality.

●	Ongoing yield advantage strengthens its performance relative to the Benchmark.

●	High credit quality multifamily MBS differentiate the HIT from many other core fixed-income vehicles.

●	The HIT’s concentration in multifamily MBS and exclusion of corporate bonds, could offer potential portfolio diversification from other asset classes.

STRATEGY: OVERWEIGHT MULTIFAMILY MBS

●	Construct and manage a portfolio with higher credit quality, higher yield, and similar interest rate risk relative to the Bloomberg US Aggregate Bond Index (Benchmark).

●	Invest in high credit quality multifamily MBS that can provide an income advantage for the HIT and contribute to its performance relative to its Benchmark.

SECTOR ALLOCATION†

As of December 31, 2024

RISK COMPARISON

As of December 31, 2024

	HIT	Bloomberg^
Credit Profile
U.S. Government/Agency/AAA/AA/Cash	95.62%	76.65%
A & Below/Not Rated	4.38%	23.34%
Yield
Current Yield	4.13%	3.80%
Yield to Worst	5.32%	4.92%
Interest Rate Risk
Effective Duration	5.93	5.93
Convexity	0.25	0.26
Call Risk
Call Protected	76%	75%
Not Call Protected	24%	25%

Source: HIT and Bloomberg US Aggregate Bond Index

continued

†Chart based on value of total investments and includes unfunded commitments but does not include U.S. treasury futures contracts.

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

^ Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

PROJECT PROFILE:

400 LAKE SHORE

(Chicago, IL)

•	$543.3 million new construction project

•	The 72-story project will provide 635 units of housing (20% affordable)

•	HIT investment of $55.0 million

•	Creating an estimated 3,316,100 hours of union construction work (1,648 jobs)*

PROJECT PROFILE:

ONE SOUTHSIDE

(Minneapolis, MN)

•	$28.0 million new construction project

•	The Federally Qualified Health Center will provide affordable access to health care for low-income individuals

•	Building America allocation of $5.0 million of New Markets Tax Credits

•	Creating an estimated 213,470 hours of union construction work (106 jobs)*

NATIONWIDE ECONOMIC IMPACT OF INVESTMENTS* (1984-present)

617	$48.2B	$20.6B	210.4M	240,484	130,433	$6.4B

Projects	in total economic benefits	in personal income including wages and benefits, with $10.6 billion for construction workers	hours of on-site union construction work created	total jobs generated across communities	housing and healthcare units nationwide, with 67% affordable housing	in tax revenues ($2.0 billion state/ local and $4.4 billion federal)

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com